Sub-Item 77O: Transactions effected pursuant to Rule 10f-3

PNC FUNDS
(the Company)

Record of Securities Purchased
Under the Company's Rule 10f-3 Procedures

1.Name of Purchasing Portfolio: PNC Intermediate Bond Fund,
PNC Bond Fund, PNC Total Return Advantage Fund, PNC
Balanced Allocation Fund
2.Issuer: Commonwealth REIT
3.Date of Purchase: September 14, 2010
4.Underwriter from whom purchased: Bank of America, Citigroup, UBS
5.Name of Affiliated Underwriter (as defined in Company's procedures) managing or participating in syndicate (attach list of all members of syndicate): PNC Capital Markets LLC

6.Aggregate principal amount of purchase: $3,000,000
7.Aggregate principal amount of offering: $250,000,000
8.Purchase price (net of fees and expenses): 97.853
(USD)
9.Date offering commenced: September 14, 2010
10.Offering price at end of first day on which any sales were made: $97.999
11.Commission, spread or profit:

12.Have the following conditions been satisfied:       YES  or  NO

a. Does the account's governing document(s)allow for
this security to be purchased?                           YES

b. The securities are part of an issue registered
under the Securities Act of 1993, as
amended, which is being offered to the
public, or are part of an issue of government
securities, as defined in Section 2(a)(16) of
the 1940 Act, or are Eligible Municipal
Securities, or are securities sold in an
Eligible Foreign Offering or are securities
sold in an Eligible Rule 144A Offering.                YES

c. The securities were purchased prior to the
end of the first day on which any sales were
made, at a price that was not more than the
price paid by each other purchaser of
securities in that offering or in any
concurrent offering of the securities (except,
in the case of an Eligible Foreign Offering,
for any rights to purchase required by law to
be granted to existing security holder of the
issuer) or, if a rights offering, the securities
were purchased on or before the fourth day
preceding the day on which the rights
offering terminated.                                   YES

d. The underwriting was a firm commitment
underwriting.                                          YES

e. The commission, spread or profit was
reasonable and fair in relation to that being
received by others for underwriting similar
securities during the same period.                     YES

f. In respect of any securities other than
Eligible Municipal Securities, the issuer of
such securities has been in continuous
operation for not less than three years
(including the operations of predecessors).             YES

g. The amount of such securities purchased by
the account(s) and any other investment
companies advised by PNC Capital
Advisors, LLC did not
exceed (i) if purchased in an offering other
than an Eligible Rule 144A Offering, 25%
of the principal amount of the class of
securities being offered, or (ii) if purchased
in an Eligible Rule 144A Offering, 25% of
the total of (A) the principal amount of the
class of securities being offered sold by
underwriters or members of the selling
syndicate to qualified institutional buyers (as
defined in Rule 144A(a)(1) under the
Securities Act of 1933, as amended), plus
(B) the principal amount of the class of
securities being offered in any concurrent
offering.                                                 YES

h. No Affiliated Underwriter was a direct or
indirect participant in, or benefited directly
or indirectly from, the purchase.                         YES

Portfolio Manager(s) Name: Timothy Compan, Jr., CFA
                           Sean Rhoderick, CFA
Date: 9/15/10



1.Name of Purchasing Portfolio: PNC Limited Maturity Bond Fund 2.Issuer: NBC Universal
3.Date of Purchase: September 27, 2010
4.Underwriter from whom purchased: JP Morgan
5.Name of Affiliated Underwriter (as defined in Company's procedures) managing or participating in syndicate (attach list of all members of syndicate): PNC Capital Markets LLC

6.Aggregate principal amount of purchase: $2,000,000
7.Aggregate principal amount of offering: $900,000,000
8.Purchase price (net of fees and expenses): 99.987
(USD)
9.Date offering commenced: September 27, 2010
10.Offering price at end of first day on which any sales were made: $100.331
11.Commission, spread or profit:

12.Have the following conditions been satisfied:       YES  or  NO

a. Does the account's governing document(s)allow for
this security to be purchased?				    YES

b. The securities are part of an issue registered
under the Securities Act of 1993, as
amended, which is being offered to the
public, or are part of an issue of government
securities, as defined in Section 2(a)(16) of
the 1940 Act, or are Eligible Municipal
Securities, or are securities sold in an
Eligible Foreign Offering or are securities
sold in an Eligible Rule 144A Offering.                 YES

c. The securities were purchased prior to the
end of the first day on which any sales were
made, at a price that was not more than the
price paid by each other purchaser of
securities in that offering or in any
concurrent offering of the securities (except,
in the case of an Eligible Foreign Offering,
for any rights to purchase required by law to
be granted to existing security holder of the
issuer) or, if a rights offering, the securities
were purchased on or before the fourth day
preceding the day on which the rights
offering terminated.                                     YES

d. The underwriting was a firm commitment
underwriting.                                            YES

e. The commission, spread or profit was
reasonable and fair in relation to that being
received by others for underwriting similar
securities during the same period.                        YES

f. In respect of any securities other than
Eligible Municipal Securities, the issuer of
such securities has been in continuous
operation for not less than three years
(including the operations of predecessors).               YES

g. The amount of such securities purchased by
the account(s) and any other investment
companies advised by PNC Capital
Advisors, LLC did not
exceed (i) if purchased in an offering other
than an Eligible Rule 144A Offering, 25%
of the principal amount of the class of
securities being offered, or (ii) if purchased
in an Eligible Rule 144A Offering, 25% of
the total of (A) the principal amount of the
class of securities being offered sold by
underwriters or members of the selling
syndicate to qualified institutional buyers (as
defined in Rule 144A(a)(1) under the
Securities Act of 1933, as amended), plus
(B) the principal amount of the class of
securities being offered in any concurrent
offering.                                                  YES

h. No Affiliated Underwriter was a direct or
indirect participant in, or benefited directly
or indirectly from, the purchase.                          YES

Portfolio Manager(s) Name: Timothy Compan, Jr., CFA

Date: 9/27/10



1.Name of Purchasing Portfolio: PNC Bond Fund, PNC Total
Return Advantage Fund, PNC Balanced Allocation Fund
2.Issuer: The Ohio State University
3.Date of Purchase: September 14, 2010
4.Underwriter from whom purchased: Morgan Stanley. Barclays
5.Name of Affiliated Underwriter (as defined in Company's procedures) managing or participating in syndicate (attach list of all members of syndicate): PNC Capital Markets LLC

6.Aggregate principal amount of purchase: $5,000,000
7.Aggregate principal amount of offering: $654,850,000
8.Purchase price (net of fees and expenses): 100.00
(USD)
9.Date offering commenced: September 14, 2010
10.Offering price at end of first day on which any sales were made: $100.12
11.Commission, spread or profit:

12.Have the following conditions been satisfied:         YES  or  NO

a. Does the account's governing document(s)allow for
this security to be purchased?                               YES

b. The securities are part of an issue registered
under the Securities Act of 1993, as
amended, which is being offered to the
public, or are part of an issue of government
securities, as defined in Section 2(a)(16) of
the 1940 Act, or are Eligible Municipal
Securities, or are securities sold in an
Eligible Foreign Offering or are securities
sold in an Eligible Rule 144A Offering.                  YES

c. The securities were purchased prior to the
end of the first day on which any sales were
made, at a price that was not more than the
price paid by each other purchaser of
securities in that offering or in any
concurrent offering of the securities (except,
in the case of an Eligible Foreign Offering,
for any rights to purchase required by law to
be granted to existing security holder of the
issuer) or, if a rights offering, the securities
were purchased on or before the fourth day
preceding the day on which the rights
offering terminated.                                     YES

d. The underwriting was a firm commitment
underwriting.                                            YES

e. The commission, spread or profit was
reasonable and fair in relation to that being
received by others for underwriting similar
securities during the same period.                        YES

f. In respect of any securities other than
Eligible Municipal Securities, the issuer of
such securities has been in continuous
operation for not less than three years
(including the operations of predecessors).               YES

g. The amount of such securities purchased by
the account(s) and any other investment
companies advised by PNC Capital
Advisors, LLC did not
exceed (i) if purchased in an offering other
than an Eligible Rule 144A Offering, 25%
of the principal amount of the class of
securities being offered, or (ii) if purchased
in an Eligible Rule 144A Offering, 25% of
the total of (A) the principal amount of the
class of securities being offered sold by
underwriters or members of the selling
syndicate to qualified institutional buyers (as
defined in Rule 144A(a)(1) under the
Securities Act of 1933, as amended), plus
(B) the principal amount of the class of
securities being offered in any concurrent
offering.                                                  YES

h. No Affiliated Underwriter was a direct or
indirect participant in, or benefited directly
or indirectly from, the purchase.                          YES

Portfolio Manager(s) Name: Timothy Compan, Jr., CFA
			    Sean Rhoderick, CFA

Date: 9/15/10



1.Name of Purchasing Portfolio: PNC Intermediate Bond Fund
2.Issuer: Boston Properties LP
3.Date of Purchase: November 8, 2010
4.Underwriter from whom purchased: Bank of America
5.Name of Affiliated Underwriter (as defined in Company's procedures) managing or participating in syndicate (attach list of all members of syndicate): PNC Capital Markets LLC

6.Aggregate principal amount of purchase: $3,000,000
7.Aggregate principal amount of offering: $850,000,000
8.Purchase price (net of fees and expenses): 99.260
(USD)
9.Date offering commenced: November 8, 2010
10.Offering price at end of first day on which any sales were made: $99.806
11.Commission, spread or profit:

12.Have the following conditions been satisfied:         YES  or  NO

a. Does the account's governing document(s)allow for
this security to be purchased?                                YES

b. The securities are part of an issue registered
under the Securities Act of 1993, as
amended, which is being offered to the
public, or are part of an issue of government
securities, as defined in Section 2(a)(16) of
the 1940 Act, or are Eligible Municipal
Securities, or are securities sold in an
Eligible Foreign Offering or are securities
sold in an Eligible Rule 144A Offering.                  YES

c. The securities were purchased prior to the
end of the first day on which any sales were
made, at a price that was not more than the
price paid by each other purchaser of
securities in that offering or in any
concurrent offering of the securities (except,
in the case of an Eligible Foreign Offering,
for any rights to purchase required by law to
be granted to existing security holder of the
issuer) or, if a rights offering, the securities
were purchased on or before the fourth day
preceding the day on which the rights
offering terminated.                                     YES

d. The underwriting was a firm commitment
underwriting.                                            YES

e. The commission, spread or profit was
reasonable and fair in relation to that being
received by others for underwriting similar
securities during the same period.                        YES

f. In respect of any securities other than
Eligible Municipal Securities, the issuer of
such securities has been in continuous
operation for not less than three years
(including the operations of predecessors).               YES

g. The amount of such securities purchased by
the account(s) and any other investment
companies advised by PNC Capital
Advisors, LLC did not
exceed (i) if purchased in an offering other
than an Eligible Rule 144A Offering, 25%
of the principal amount of the class of
securities being offered, or (ii) if purchased
in an Eligible Rule 144A Offering, 25% of
the total of (A) the principal amount of the
class of securities being offered sold by
underwriters or members of the selling
syndicate to qualified institutional buyers (as
defined in Rule 144A(a)(1) under the
Securities Act of 1933, as amended), plus
(B) the principal amount of the class of
securities being offered in any concurrent
offering.                                                  YES

h. No Affiliated Underwriter was a direct or
indirect participant in, or benefited directly
or indirectly from, the purchase.                          YES

Portfolio Manager(s) Name: Timothy Compan, Jr., CFA

Date: 11/8/10



1.Name of Purchasing Portfolio: PNC Tax Exempt Money Market
Fund
2.Issuer: Michigan State
3.Date of Purchase: October 28, 2010
4.Underwriter from whom purchased: Goldman Sachs
5.Name of Affiliated Underwriter (as defined in Company's procedures) managing or participating in syndicate (attach list of all members of syndicate): PNC Capital Markets LLC

6.Aggregate principal amount of purchase: $27,382,320.00
7.Aggregate principal amount of offering: $1,085,405,000
8.Purchase price (net of fees and expenses): 101.416
(USD)
9.Date offering commenced: October 28, 2010
10.Offering price at end of first day on which any sales were made: $101.416
11.Commission, spread or profit:0.05%

12.Have the following conditions been satisfied:         YES  or  NO

a. Does the account's governing document(s)allow for
this security to be purchased?                               YES

b. The securities are part of an issue registered
under the Securities Act of 1993, as
amended, which is being offered to the
public, or are part of an issue of government
securities, as defined in Section 2(a)(16) of
the 1940 Act, or are Eligible Municipal
Securities, or are securities sold in an
Eligible Foreign Offering or are securities
sold in an Eligible Rule 144A Offering.                  YES

c. The securities were purchased prior to the
end of the first day on which any sales were
made, at a price that was not more than the
price paid by each other purchaser of
securities in that offering or in any
concurrent offering of the securities (except,
in the case of an Eligible Foreign Offering,
for any rights to purchase required by law to
be granted to existing security holder of the
issuer) or, if a rights offering, the securities
were purchased on or before the fourth day
preceding the day on which the rights
offering terminated.                                     YES

d. The underwriting was a firm commitment
underwriting.                                            YES

e. The commission, spread or profit was
reasonable and fair in relation to that being
received by others for underwriting similar
securities during the same period.                        YES

f. In respect of any securities other than
Eligible Municipal Securities, the issuer of
such securities has been in continuous
operation for not less than three years
(including the operations of predecessors).               YES

g. The amount of such securities purchased by
the account(s) and any other investment
companies advised by PNC Capital
Advisors, LLC did not
exceed (i) if purchased in an offering other
than an Eligible Rule 144A Offering, 25%
of the principal amount of the class of
securities being offered, or (ii) if purchased
in an Eligible Rule 144A Offering, 25% of
the total of (A) the principal amount of the
class of securities being offered sold by
underwriters or members of the selling
syndicate to qualified institutional buyers (as
defined in Rule 144A(a)(1) under the
Securities Act of 1933, as amended), plus
(B) the principal amount of the class of
securities being offered in any concurrent
offering.                                                  YES

h. No Affiliated Underwriter was a direct or
indirect participant in, or benefited directly
or indirectly from, the purchase.                          YES

Portfolio Manager(s) Name: Amy Carcione

Date: 12/8/10